Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

March 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)
(Unaudited)

	March 31, 2015	December 31, 2014
Assets
Investments:
Fixed maturity securities:
Available for sale, at fair value	$34,203,641	$32,445,202
Held for investment, at amortized cost	76,479	76,432
Equity securities, available for sale, at fair value	7,849	7,805
Mortgage loans on real estate	2,433,757	2,434,580
Derivative instruments	610,764	731,113
Other investments	285,177	286,726
Total investments	37,617,667	35,981,858

Cash and cash equivalents	293,764	701,514
Coinsurance deposits	3,101,783	3,044,342
Accrued investment income	358,241	326,559
Deferred policy acquisition costs	2,021,990	2,058,556
Deferred sales inducements	1,558,921	1,587,257
Income taxes recoverable	—	9,252
Other assets	436,349	280,396
Total assets	$45,388,715	$43,989,734

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$41,037,401	$39,802,861
Other policy funds and contract claims	353,741	365,819
Notes payable	421,919	421,679
Subordinated debentures	246,293	246,243
Amounts due under repurchase agreements	15,075	—
Deferred income taxes	74,149	3,895
Income taxes payable	13,290	—
Other liabilities	900,127	1,009,361
Total liabilities	43,061,995	41,849,858

Stockholders' equity:
Common stock	76,681	76,062
Additional paid-in capital	521,203	513,218
Accumulated other comprehensive income	893,738	721,401
Retained earnings	835,098	829,195
Total stockholders' equity	2,326,720	2,139,876
Total liabilities and stockholders' equity	$45,388,715	$43,989,734

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share data)
(Unaudited)

	Three Months Ended March 31,
	2015	2014
Revenues:
Premiums and other considerations	$6,997	$7,331
Annuity product charges	28,682	25,272
Net investment income	399,669	370,005
Change in fair value of derivatives	(31,100)	48,493
Net realized gains (losses) on investments, excluding other than temporary impairment ("OTTI") losses	4,879	(714)
OTTI losses on investments:
Total OTTI losses	(132)	—
Portion of OTTI losses recognized from other comprehensive income	—	(905)
Net OTTI losses recognized in operations	(132)	(905)
Loss on extinguishment of debt	—	(3,977)
Total revenues	408,995	445,505

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	9,220	10,095
Interest sensitive and index product benefits	282,825	317,192
Amortization of deferred sales inducements	10,953	666
Change in fair value of embedded derivatives	51,213	92,619
Interest expense on notes payable	7,339	10,264
Interest expense on subordinated debentures	3,016	3,008
Amortization of deferred policy acquisition costs	14,286	7,194
Other operating costs and expenses	21,122	19,085
Total benefits and expenses	399,974	460,123
Income (loss) before income taxes	9,021	(14,618)
Income tax expense (benefit)	3,118	(4,865)
Net income (loss)	$5,903	$(9,753)

Earnings (loss) per common share	$0.08	$(0.13)
Earnings (loss) per common share - assuming dilution	$0.07	$(0.13)
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	77,042	72,519
Earnings (loss) per common share - assuming dilution	79,118	79,616

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Quarterly Summary - Most Recent 5 Quarters (Unaudited)

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
	(Dollars in thousands, except per share data)
Revenues:
Traditional life insurance premiums	$2,703	$2,537	$2,615	$2,854	$2,804
Life contingent immediate annuity considerations	4,294	7,589	3,428	6,269	4,527
Surrender charges	11,554	10,418	11,717	12,942	12,423
Lifetime income benefit rider fees	17,128	22,095	20,241	16,305	12,849
Net investment income	399,669	403,849	386,931	370,882	370,005
Change in fair value of derivatives	(31,100)	146,231	39,218	270,883	48,493
Net realized gains (losses) on investments, excluding OTTI	4,879	2,131	(3,190)	(2,230)	(714)
Net OTTI losses recognized in operations	(132)	(564)	(564)	(594)	(905)
Loss on extinguishment of debt	—	(1,951)	—	(6,574)	(3,977)
Total revenues	408,995	592,335	460,396	670,737	445,505

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	1,931	1,300	2,420	1,758	2,261
Life contingent immediate annuity benefits and change in future policy benefits	7,289	10,324	6,689	9,229	7,834
Interest sensitive and index product benefits (a)	282,825	359,319	429,415	367,774	317,192
Amortization of deferred sales inducements (b)	10,953	34,743	40,661	55,349	666
Change in fair value of embedded derivatives (c)	51,213	53,973	(195,206)	80,935	92,619
Interest expense on notes payable	7,339	8,244	8,741	9,121	10,264
Interest expense on subordinated debentures	3,016	3,046	3,044	3,024	3,008
Amortization of deferred policy acquisition costs (b)	14,286	49,629	39,671	67,084	7,194
Other operating costs and expenses (d)	21,122	20,996	20,616	20,887	19,085
Total benefits and expenses	399,974	541,574	356,051	615,161	460,123
Income (loss) before income taxes	9,021	50,761	104,345	55,576	(14,618)
Income tax expense (benefit)	3,118	19,544	36,530	18,832	(4,865)
Net income (loss) (a)(b)(c)(d)	$5,903	$31,217	$67,815	$36,744	$(9,753)

Earnings (loss) per common share	$0.08	$0.41	$0.90	$0.49	$(0.13)
Earnings (loss) per common share - assuming dilution (a)(b)(c)(d)	$0.07	$0.39	$0.85	$0.46	$(0.13)
Weighted average common shares outstanding (in thousands):
Earnings (loss) per common share	77,042	75,620	75,083	74,461	72,519
Earnings (loss) per common share - assuming dilution	79,118	80,154	79,467	79,518	79,616

(a)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased net income and earnings per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

(b)
Q3 2014 includes benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $12.6 million and $35.5 million, respectively, and increased net income and earnings per common share- assuming dilution by $31.0 million and $0.39 per share, respectively.

(c)
Q2 2014 includes a benefit of $62.6 million from the revision of assumptions used in determining fixed index annuity embedded derivatives, which after related adjustments to deferred sales inducements and deferred policy acquisition costs and income taxes, increased net income and earnings per common share - assuming dilution by $14.8 million and $0.19 per share, respectively.

(d)
Q1 2014 includes a net benefit of $2.2 million from recognizing a decrease in an estimated class action litigation reserve based upon developments in the claim process for settlement of the class action and third party costs incurred during the quarter associated with administration of the settlement, which after related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs and income taxes, decreased net loss and loss per common share - assuming dilution by $0.9 million and $0.01 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

NON-GAAP FINANCIAL MEASURES
In addition to net income (loss), we have consistently utilized operating income and operating income per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Operating income equals net income (loss) adjusted to eliminate the impact of net realized gains and losses on investments including net OTTI losses recognized in operations, fair value changes in derivatives and embedded derivatives, loss on extinguishment of debt and changes in litigation reserves. Because these items fluctuate from quarter to quarter in a manner unrelated to core operations, we believe measures excluding their impact are useful in analyzing operating trends. We believe the combined presentation and evaluation of operating income together with net income (loss) provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income (Loss) to Operating Income (Unaudited)

	Three Months Ended March 31,
	2015	2014
	(Dollars in thousands, except per share data)
Net income (loss)	$5,903	$(9,753)
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,819)	564
Change in fair value of derivatives and embedded derivatives - index annuities	43,657	43,708
Change in fair value of derivatives and embedded derivatives - debt	1,077	1,509
Litigation reserve	—	(916)
Extinguishment of debt	—	2,394
Operating income (a non-GAAP financial measure)	$48,818	$37,506

Per common share - assuming dilution:
Net income (loss)	$0.07	$(0.13)
Adjustments to arrive at operating income:
Anti-dilutive effect of net loss	—	0.01
Net realized investment (gains) losses, including OTTI	(0.02)	—
Change in fair value of derivatives and embedded derivatives - index annuities	0.55	0.55
Change in fair value of derivatives and embedded derivatives - debt	0.02	0.02
Litigation reserve	—	(0.01)
Extinguishment of debt	—	0.03
Operating income (a non-GAAP financial measure)	$0.62	$0.47

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC).

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Three Months Ended March 31,
	2015	2014
	(Dollars in thousands)
Net realized investment gains and losses, including OTTI:
Net realized (gains) losses on investments, including OTTI	$(4,747)	$1,619
Amortization of DAC and DSI	1,926	(746)
Income taxes	1,002	(309)
	$(1,819)	$564
Change in fair value of derivatives and embedded derivatives:
Index annuities	$163,648	$167,481
Interest rate caps and swap	1,841	2,579
Amortization of DAC and DSI	(97,112)	(101,803)
Income taxes	(23,643)	(23,040)
	$44,734	$45,217
Litigation reserve:
Change in litigation reserve recorded in other operating costs	$—	$(2,212)
Amortization of DAC and DSI	—	795
Income taxes	—	501
	$—	$(916)
Extinguishment of debt:
Loss on extinguishment of debt	$—	$3,977
Income taxes	—	(1,583)
	$—	$2,394

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters (Unaudited)
Reconciliation from Net Income (Loss) to Operating Income

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
	(Dollars in thousands, except per share data)
Net income (loss)	$5,903	$31,217	$67,815	$36,744	$(9,753)
Adjustments to arrive at operating income: (a)
Net realized investment (gains) losses, including OTTI	(1,819)	(613)	1,551	1,361	564
Change in fair value of derivatives and embedded derivatives - index annuities	43,657	16,463	(4,957)	(4,115)	43,708
Change in fair value of derivatives and embedded derivatives - debt	1,077	32	(427)	(1,053)	1,509
Litigation reserve	—	—	—	—	(916)
Extinguishment of debt	—	3,604	—	5,518	2,394
Operating income (a non-GAAP financial measure) (b)(c)	$48,818	$50,703	$63,982	$38,455	$37,506

Operating income per common share - assuming dilution (b)(c)	$0.62	$0.63	$0.81	$0.48	$0.47

(a)
Adjustments to net income (loss) to arrive at operating income are presented net of income taxes and where applicable, are net of related adjustments to amortization of deferred sales inducements and deferred policy acquisition costs.

(b)
Q3 2014 includes a benefit from unlocking which reduced amortization of deferred sales inducements and deferred policy acquisition costs by $10.7 million and $33.0 million, respectively, and increased operating income and operating income per common share- assuming dilution by $28.2 million and $0.36 per share, respectively.

(c)
Q3 2014 includes expense from the revision of assumptions used in determining reserves held for living income benefit riders consistent with unlocking for deferred policy acquisition costs and deferred sales inducements. The impact increased interest sensitive and index product benefits by $12.4 million and decreased operating income and operating income per common share - assuming dilution by $8.0 million and $0.10 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Operating Income (Unaudited)

	Q1 2015	Q4 2014	Q3 2014	Q2 2014	Q1 2014
	(Dollars in thousands)
Net realized (gains) losses on investments	$(4,879)	$(2,131)	$3,190	$2,230	$714
Net OTTI losses recognized in operations	132	564	564	594	905
Change in fair value of derivatives	114,843	19,033	171,274	(95,852)	57,039
Loss on extinguishment of debt	—	1,951	—	6,574	3,977
Increase (decrease) in total revenues	110,096	19,417	175,028	(86,454)	62,635

Amortization of deferred sales inducements	38,686	14,579	(3,886)	(10,749)	43,435
Change in fair value of embedded derivatives	(50,646)	(42,912)	188,383	(77,876)	(113,021)
Amortization of deferred policy acquisition costs	56,500	22,063	(3,349)	(1,242)	58,319
Other operating costs and expenses	—	—	—	—	2,212
Increase (decrease) in total benefits and expenses	44,540	(6,270)	181,148	(89,867)	(9,055)
Increase (decrease) in income (loss) before income taxes	65,556	25,687	(6,120)	3,413	71,690
Increase (decrease) in income tax expense	22,641	6,201	(2,287)	1,702	24,431
Increase (decrease) in net income (loss)	$42,915	$19,486	$(3,833)	$1,711	$47,259

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Capitalization/Book Value per Share

	March 31, 2015	December 31, 2014
	(Dollars in thousands, except per share data)
Capitalization:
Notes payable:
September 2015 Notes	$21,919	$21,679
July 2021 Notes	400,000	400,000
Subordinated debentures payable to subsidiary trusts	246,293	246,243
Total debt	668,212	667,922
Total stockholders’ equity	2,326,720	2,139,876
Total capitalization	2,994,932	2,807,798
Accumulated other comprehensive income (AOCI)	(893,738)	(721,401)
Total capitalization excluding AOCI (a)	$2,101,194	$2,086,397

Total stockholders’ equity	$2,326,720	$2,139,876
Accumulated other comprehensive income	(893,738)	(721,401)
Total stockholders’ equity excluding AOCI (a)	$1,432,982	$1,418,475

Common shares outstanding (b)	76,911,299	76,605,527

Book Value per Share: (c)
Book value per share including AOCI	$30.25	$27.93
Book value per share excluding AOCI (a)	$18.63	$18.52

Debt-to-Capital Ratios: (d)
Senior debt / Total capitalization	20.1%	20.2%
Adjusted debt / Total capitalization	20.1%	20.2%

(a)
Total capitalization, total stockholders’ equity and book value per share excluding AOCI, non-GAAP financial measures, are based on stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale investments, we believe these non-GAAP financial measures provide useful supplemental information.

(b)	Common shares outstanding include shares held by the NMO Deferred Compensation Trust: 2015 - 230,012 shares; 2014 - 543,120 shares

(c)
Book value per share including and excluding AOCI is calculated as total stockholders’ equity and total stockholders’ equity excluding AOCI divided by the total number of shares of common stock outstanding.

(d)
Debt-to-capital ratios are computed using total capitalization excluding AOCI. Adjusted debt includes notes payable and the portion of the total subordinated debentures payable to subsidiary trusts outstanding (qualifying trust preferred securities) that exceeds 15% of total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Spread Results

	Three Months Ended March 31,
	2015	2014
Average yield on invested assets	4.74%	4.95%
Aggregate cost of money	1.97%	2.18%
Aggregate investment spread	2.77%	2.77%

Impact of:
Investment yield - additional prepayment income	0.01%	0.05%
Cost of money effect of over hedging	0.07%	—%

Weighted average investments (in thousands)	$33,812,366	$30,002,658
Weighted average investments include fixed maturity securities at amortized cost and equity securities at cost. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

	Three Months Ended March 31,
	2015	2014
	(Dollars in thousands)
Included in interest sensitive and index product benefits:
Index credits	$197,603	$230,378
Interest credited	63,048	69,827
Included in change in fair value of derivatives:
Proceeds received at option expiration	(202,582)	(227,958)
Pro rata amortization of option cost	118,801	102,024
Cost of money for deferred annuities	$176,870	$174,271

Weighted average liability balance outstanding (in thousands)	$35,917,036	$31,928,538
Annuity Account Balance Rollforward

	Three Months Ended March 31,
	2015	2014
	(Dollars in thousands)
Account balances at beginning of period	$35,363,041	$31,535,846
Net deposits	1,202,798	865,405
Premium bonuses	93,590	72,687
Fixed interest credited and index credits	260,651	300,205
Surrender charges	(11,554)	(12,423)
Lifetime income benefit rider fees	(17,128)	(12,849)
Surrenders, withdrawals, deaths, etc.	(420,364)	(427,639)
Account balances at end of period	$36,471,034	$32,321,232

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Annuity Deposits by Product Type

	Three Months Ended March 31,		Year Ended December 31,
Product Type	2015	2014	2014
	(Dollars in thousands)
Fixed index annuities	$1,227,240	$845,804	$3,999,439
Annual reset fixed rate annuities	11,050	15,240	57,273
Multi-year fixed rate annuities	69,502	54,587	103,293
Single premium immediate annuities	8,532	5,286	24,580
Total before coinsurance ceded	1,316,324	920,917	4,184,585
Coinsurance ceded	104,994	50,226	171,124
Net after coinsurance ceded	$1,211,330	$870,691	$4,013,461
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of coinsurance) Account Values at March 31, 2015:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%

Fixed Index Annuities	14.0	9.5	15.1%	$34,524,781	94.7%
Annual Reset Fixed Rate Annuities	11.0	4.0	7.8%	1,428,602	3.9%
Multi-Year Fixed Rate Annuities (a)	6.3	1.5	4.1%	517,651	1.4%
Total	13.8	9.2	14.6%	$36,471,034	100.0%

(a)	32% of Net Account Value is no longer in multi-year guarantee period and can be adjusted annually.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
SURRENDER CHARGE PERCENTAGES:
No surrender charge	$671,760	$1,175,476
0.0% < 2.0%	37,389	310,059
2.0% < 3.0%	96,878	77,505
3.0% < 4.0%	18,045	666,526
4.0% < 5.0%	89,393	143,751
5.0% < 6.0%	95,967	558,771
6.0% < 7.0%	167,435	158,664
7.0% < 8.0%	51,481	586,982
8.0% < 9.0%	78,671	600,200
9.0% < 10.0%	58,487	626,584
10.0% or greater	580,747	29,620,263
	$1,946,253	$34,524,781

	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
	(Dollars in thousands)
SURRENDER CHARGE EXPIRATION BY YEAR:
Out of Surrender Charge	$1,847,236	0.00%
2015	403,544	2.06%
2016	739,843	3.07%
2017	896,962	4.52%
2018	806,987	6.84%
2019	592,594	8.02%
2020	928,840	9.58%
2021	1,197,983	11.22%
2022	2,014,676	13.24%
2023	5,022,518	15.12%
2024	5,532,382	15.97%
2025	3,627,506	16.73%
2026	2,731,788	17.99%
2027	2,864,781	18.42%
2028	2,526,891	18.88%
2029	2,189,674	19.35%
2030	1,986,254	19.87%
2031	560,328	19.99%
2032	247	20.00%
	$36,471,034	14.64%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Annuity Liability Characteristics

	Fixed Annuities Account Value	Fixed Index Annuities Account Value
	(Dollars in thousands)
CREDITED RATE VS. ULTIMATE MINIMUM GUARANTEED RATE DIFFERENTIAL:
No differential	$900,033	$1,126,719
› 0.0% - 0.25%	245,766	46,734
› 0.25% - 0.5%	173,834	311,145
› 0.5% - 1.0%	182,262	580,722
› 1.0% - 1.5%	76,457	9,095
› 1.5% - 2.0%	46,949	1,151
› 2.0% - 2.5%	76	—
1.00% ultimate guarantee - 2.47% wtd avg interest rate (a)	102,135	—
1.50% ultimate guarantee - 1.54% wtd avg interest rate (a)	116,621	3,201,252
2.00% ultimate guarantee - 2.4% wtd avg interest rate (a)	102,120	—
2.25% ultimate guarantee - 2.41% wtd avg interest rate (a)	—	1,246,682
3.00% ultimate guarantee - 2.63% wtd avg interest rate (a)	—	2,460,198
Allocated to index strategies (see tables that follow)	—	25,541,083
	$1,946,253	$34,524,781

(a)	The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy is 1.00%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of March 31, 2015 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.43%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap	(Dollars in thousands)
At minimum	$1,039	$10,729	$1,131,705	$52,188	$277,096
1.75% - 3%	1,187,299	—	—	—	—
3% - 4%	3,374,630	77,439	—	—	—
4% - 5%	25,018	68,466	1,463,743	—	—
5% - 6%	122,758	29,616	5,135,661	—	—
6% - 7%	—	—	139,849	—	—
>= 7%	—	14,028	1,412	89,396	22,089

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	25%	35%	50% +
Current Participation Rate	(Dollars in thousands)
At minimum	$490	$316,524	$167,170	$197,818
< 20%	283,972	—	—	—
20% - 40%	463,971	431,067	—	—
40% - 60%	6,105	149,915	111,640	1,253
>= 60%	5,359	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1%
(Dollars in thousands)
Current Cap
At minimum	$17,912
1.4% - 1.9%	6,456,459
2.0% - 2.3%	2,938,520
>= 2.4%	233,917

Volatility Control Index
(Dollars in thousands)
Current Asset Fee
At Maximum	$—
1.00% - 1.75%	19,177
2.25% - 2.75%	452,981
3.00%	22,068
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.61% based upon prices of options for the week ended April 21, 2015.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Summary of Invested Assets

	March 31, 2015		December 31, 2014
	Carrying Amount	Percent	Carrying Amount	Percent
	(Dollars in thousands)
Fixed maturity securities:
United States Government full faith and credit	$38,527	0.1%	$138,460	0.4%
United States Government sponsored agencies	1,421,364	3.8%	1,393,890	3.9%
United States municipalities, states and territories	3,809,862	10.1%	3,723,309	10.4%
Foreign government obligations	227,541	0.6%	193,803	0.5%
Corporate securities	22,828,373	60.7%	21,566,724	59.9%
Residential mortgage backed securities	1,729,315	4.6%	1,751,345	4.9%
Commercial mortgage backed securities	3,165,829	8.4%	2,807,620	7.8%
Other asset backed securities	1,059,309	2.8%	946,483	2.6%
Total fixed maturity securities	34,280,120	91.1%	32,521,634	90.4%
Equity securities	7,849	—%	7,805	—%
Mortgage loans on real estate	2,433,757	6.5%	2,434,580	6.8%
Derivative instruments	610,764	1.6%	731,113	2.0%
Other investments	285,177	0.8%	286,726	0.8%
	$37,617,667	100.0%	$35,981,858	100.0%
Credit Quality of Fixed Maturity Securities - March 31, 2015

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
	(Dollars in thousands)			(Dollars in thousands)
1	$22,027,864	64.3%	Aaa/Aa/A	$21,697,202	63.3%
2	11,565,940	33.7%	Baa	11,171,154	32.6%
3	664,888	1.9%	Ba	668,898	2.0%
4	21,074	0.1%	B	83,005	0.2%
5	—	—%	Caa and lower	475,061	1.4%
6	354	—%	In or near default	184,800	0.5%
	$34,280,120	100.0%		$34,280,120	100.0%
Watch List Securities - March 31, 2015

General Description	Amortized Cost	Unrealized Gains (Losses)	Fair Value	Months Below Amortized Cost
	(Dollars in thousands)
Corporate bonds:
Finance	$20,000	$(3,430)	$16,570	43
Industrial	64,000	(19,315)	44,685	7 - 25
Energy	13,030	(5,244)	7,786	22
	97,030	(27,989)	69,041
Other asset backed securities	4,846	(969)	3,877	48
	$101,876	$(28,958)	$72,918

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Fixed Maturity Securities by Sector

	March 31, 2015		December 31, 2014
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(Dollars in thousands)
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,421,590	$1,459,891	$1,502,134	$1,532,350
United States municipalities, states and territories	3,345,258	3,809,862	3,293,551	3,723,309
Foreign government obligations	210,918	227,541	181,128	193,803
Corporate securities:
Consumer discretionary	1,749,095	1,904,929	1,677,362	1,800,455
Consumer staples	1,453,182	1,588,283	1,376,634	1,489,951
Energy	2,450,071	2,558,343	2,307,432	2,378,038
Financials	4,221,796	4,610,598	3,928,295	4,246,882
Health care	1,782,315	1,968,906	1,742,218	1,884,132
Industrials	2,623,145	2,884,227	2,537,927	2,746,752
Information technology	1,365,790	1,453,636	1,324,095	1,388,990
Materials	1,653,741	1,745,528	1,589,219	1,654,125
Telecommunications	530,520	568,351	509,913	542,055
Utilities	3,034,656	3,469,081	2,991,652	3,358,901
Residential mortgage backed securities:
Government agency	691,224	779,094	689,378	759,902
Prime	644,569	685,663	683,206	721,454
Alt-A	235,755	264,558	244,262	269,989
Commercial mortgage backed securities:
Government agency	301,451	325,662	299,288	320,343
Other	2,715,563	2,840,167	2,421,006	2,487,277
Other asset backed securities:
Consumer discretionary	70,426	72,246	71,081	73,298
Energy	8,219	9,618	8,230	9,459
Financials	742,704	768,419	628,464	649,388
Industrials	171,644	186,074	177,864	190,217
Telecommunications	13,788	15,213	14,837	16,139
Utilities	5,899	7,739	5,870	7,982
Redeemable preferred stock - financials	—	12	—	11
	$31,443,319	$34,203,641	$30,205,046	$32,445,202
Held for investment:
Corporate security - financials	$76,479	$82,984	$76,432	$75,838

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Mortgage Loans on Commercial Real Estate

	March 31, 2015		December 31, 2014
	Principal	Percent	Principal	Percent
	(Dollars in thousands)
Geographic distribution
East	$714,054	29.1%	$701,638	28.5%
Middle Atlantic	164,954	6.7%	166,249	6.8%
Mountain	279,605	11.4%	279,075	11.4%
New England	9,589	0.4%	12,280	0.5%
Pacific	301,176	12.3%	302,307	12.3%
South Atlantic	475,064	19.4%	471,849	19.2%
West North Central	341,682	13.9%	349,028	14.2%
West South Central	167,568	6.8%	175,295	7.1%
	$2,453,692	100.0%	$2,457,721	100.0%

Property type distribution
Office	$457,690	18.7%	$484,585	19.7%
Medical office	87,104	3.5%	88,275	3.6%
Retail	712,473	29.0%	711,775	29.0%
Industrial/Warehouse	664,136	27.1%	649,425	26.4%
Hotel	22,519	0.9%	30,640	1.3%
Apartment	353,693	14.4%	335,087	13.6%
Mixed use/other	156,077	6.4%	157,934	6.4%
	$2,453,692	100.0%	$2,457,721	100.0%

	March 31, 2015	December 31, 2014
Credit Exposure - By Payment Activity
Performing	$2,436,604	$2,451,760
In workout	9,928	—
Delinquent	2,316	—
Collateral dependent	4,844	5,961
	2,453,692	2,457,721
Specific loan loss allowance	(12,452)	(12,333)
General loan loss allowance	(7,000)	(10,300)
Deferred prepayment fees	(483)	(508)
	$2,433,757	$2,434,580

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
John M. Matovina, Chief Executive Officer and President
(515) 457-1813, jmatovina@american-equity.com
Ted M. Johnson, Chief Financial Officer and Treasurer
(515) 457-1980, tjohnson@american-equity.com
Debra J. Richardson, Executive Vice President and Secretary
(515) 273-3551, drichardson@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2015
First Quarter	$29.62	$25.46	$29.13	$0.00

2014
First Quarter	$26.42	$18.84	$23.62	$0.00
Second Quarter	$25.15	$20.97	$24.60	$0.00
Third Quarter	$25.25	$21.69	$22.88	$0.00
Fourth Quarter	$29.75	$21.36	$29.19	$0.20

2013
First Quarter	$15.03	$12.33	$14.89	$0.00
Second Quarter	$16.60	$14.03	$15.70	$0.00
Third Quarter	$21.42	$15.64	$21.22	$0.00
Fourth Quarter	$26.46	$20.01	$26.38	$0.18
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Julie L. LaFollette, Investor Relations, at (515) 273-3602 or by visiting our web site at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - March 31, 2015

Research Analyst Coverage
Steven Schwartz
Raymond James & Associates, Inc.
(312) 612-7686
steven.schwartz@raymondjames.com
Randy Binner
Friedman, Billings, Ramsey & Co., Inc.
(703) 312-1890
rbinner@fbr.com
Mark Hughes
SunTrust Robinson Humphrey
(615) 748-5680
mark_hughes@rhco.com
Colin Devine
Jefferies LLC
(212) 707-6327
cdevine@jefferies.com